UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                  Date of Report:  November 8, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure.

On Wednesday, November 8, 2006, Marvell Technology Group, Ltd. ("Marvell") and Intel Corporation ("Intel") closed the transaction reported on a Form 8-K dated June 28, 2006 whereby Intel sold certain assets of its communications and application processor business to Marvell for a purchase price of $600 million plus the assumption by Marvell of certain liabilities. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      Cary I. Klafter
Date:  November 8, 2006               Secretary